UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2011

United Development Funding IV
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54383	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas
76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2011, United Development Funding IV (“UDF IV”) entered into a loan agreement with CTMGT Williamsburg, LLC, an unaffiliated Texas limited liability company (the “Borrower”), providing for a maximum $16,407,805 loan (the “UDF IV Loan”) in connection with the Borrower’s acquisition and development of an approximately 436.963-acre residential development project located in Rockwall County, Texas.  The Borrower intends to use proceeds of the UDF IV Loan to acquire two senior loans from a third party, to complete development of the first phase of the project, to build an amenity center, and to pay project costs and expenses.  Upon acquisition of such senior loans, the Borrower is required to collaterally assign the senior loan documents and senior deeds of trust encumbering the project to UDF IV as security for the UDF IV Loan.  On September 27, 2011, the Borrower purchased the first of the two senior loans and collaterally assigned the purchased loan documents to UDF IV.  The Borrower intends to acquire the second senior loan encumbering the project in the fourth quarter of 2011.  On September 27, 2011, the outstanding principal balance of the UDF IV Loan was approximately $9,999,105.

The UDF IV Loan is guaranteed by the corporate owners of the Borrower.  The interest rate of the UDF IV Loan is 13% per annum.  In consideration of UDF IV’s origination of the UDF IV Loan, the Borrower agreed to pay UDF IV an origination fee of one percent of the maximum loan amount ($164,079) upon UDF IV’s demand.  The UDF IV Loan matures and all interest and principal becomes due and payable in full on December 31, 2011.  If a default occurs under the UDF IV Loan, UDF IV may exercise its rights and remedies, including increasing the interest rate to 18% per annum, foreclosure of the senior loan documents that are collaterally assigned to UDF IV, and pursuit of the corporate guaranties securing the loan.  UDF IV and the Borrower intend to restructure and extend the UDF IV Loan in order to cause the property to be conveyed from its current owner to the Borrower.

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated: October 3, 2011	By:	/s/ Hollis M. Greenlaw
Name: Hollis M. Greenlaw
Title: Chief Executive Officer